SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Securities Exchange Act of 1934
Pursuant to Section 13 or 15(d)

Date of Report (Date of earliest event reported): April 22, 2002

CASTELLE
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-220-20 (Commission File No.)	77-0164056 (IRS Employer Identification No.)

855 Jarvis Drive
Suite 100
Morgan Hill, California 95037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 852-8000

Item 5. Other Events.

     On April 22, 2002, Castelle issued a press release announcing the appointment of Scott C. McDonald as its chief executive officer to replace Donald L. Rich, who is retiring. Mr. Rich served as CEO since November, 1998 and will continue to serve on Castelle’s board as its chairman. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits.

99.1	Press Release issued April 22, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASTELLE

Dated: April 23, 2002	By:	/s/ SCOTT C. MCDONALD

Scott C. McDonald Chief Executive Officer and Director

INDEX TO EXHIBITS

99.1	Press Release issued April 22, 2002.